EXHIBIT 4.1


                                                             COMMON SHARES


    NUMBER                      [LOGO] ORPHAN                    SHARES
                                   MEDICAL
--------------                                               --------------

                                                            CUSIP 687303 10 7

                                                            SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA


THIS CERTIFIES THAT
                                    SPECIMEN


IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF ONE CENT($.01) EACH OF
               ===============ORPHAN MEDICAL, INC.===============
TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.

IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS.


[SEAL]

DATED:


                     SECRETARY                   PRESIDENT



COUNTERSIGNED AND REGISTERED:
   NORWEST BANK MINNESOTA, N.A.
(MINNEAPOLIS, MINN.) TRANSFER AGENT AND REGISTRAR


BY
                             AUTHORIZED SIGNATURE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF (1) THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF STOCK AUTHORIZED TO BE ISSUED BY THE CORPORATION, SO FAR AS THEY HAVE BEEN DETERMINED, AND (2) THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES OR SERIES OF STOCK.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                                          UTMA - __________ Custodian __________
TEN COM - as tenants in common                     (Cust)               (Minor)

TEN ENT - as tenants by entireties              under Uniform Transfer to Minors

JT TEN  - as joint tenants with right of        Act ____________________________
          survivorship and not as tenants in                 (State)
          common

     Additional abbreviations may also be used though not in the above list.
--------------------------------------------------------------------------------


FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ____________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED                              _____________________________________________

                                   _____________________________________________
                                   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED